EXHIBIT 21.1

                        SCHEDULE OF SUBSIDIARIES OF
                         VALERO ENERGY CORPORATION
                          As of December 31, 1993

                                             Jurisdiction of
            Name                              Incorporation

Valero Coal Company                               Delaware
Valero Javelina Company                           Delaware
Valero Management Company                         Delaware
     VMGA Company                                 Texas
     Valero Eastex Pipeline Company               Delaware
     Valero Interstate Transmission Company       Delaware
     Valero Merger Partnership, L.P.              Delaware
     Valero Northern Texas Company                Delaware
Valero Natural Gas Company                        Delaware
     Mesquite Services Company                    Delaware
     Reata Industrial Gas Company                 Delaware
     Rio Pipeline Company                         Delaware
     Val Gas Company                              Delaware
     V.H.C. Pipeline Company                      Delaware
     VLDC Company                                 Delaware
     Valero Gas Marketing Company                 Delaware
     Valero Gas Storage Company                   Delaware
     Valero Gathering Company                     Delaware
     Valero Hydrocarbons Company                  Delaware
          VH Company                              Delaware
     Valero Industrial Gas Company                Delaware
     Valero Marketing Company                     Delaware
          VM Company                              Delaware
     Valero Storage Company                       Delaware
     Valero Transmission Company                  Delaware
          VT Company                              Delaware
Valero NGL Investments Company                    Delaware
     Valero South Texas Gathering Company         Delaware
     Valero South Texas Marketing Company         Delaware
     Valero South Texas Processing Company        Delaware
Valero Producing Company                          Delaware
Valero Realty Company                             Delaware
Valero Refining and Marketing Company             Delaware
     Valero Refining Company                      Delaware
          Valero MTBE Investments Company         Delaware
          Valero MTBE Operating Company           Delaware
          Valero Mediterranean Company            Delaware
          Valero Mexico Company                   Delaware
          Valero Technical Services Company       Delaware
*Valero Natural Gas Partners, L.P.                Delaware
*Valero Management Partnership, L.P.              Delaware
*Reata Industrial Gas, L.P.                       Delaware
*Rio Pipeline, L.P.                               Delaware
*Rivercity Gas, L.P.                              Delaware
*Val Gas, L.P.                                    Delaware
*Valero Gas Marketing, L.P.                       Delaware
*V.H.C. Pipeline, L.P.                            Delaware
*VLDC, L.P.                                       Delaware
*Valero Gathering, L.P.                           Delaware
*Valero Hydrocarbons, L.P.                        Delaware
*Valero Industrial Gas, L.P.                      Delaware
*Valero Marketing, L.P.                           Delaware
*Valero Texas Pipeline, L.P.                      Delaware
*West Texas Transmission, L.P.                    Delaware
*Valero Transmission, L.P.                        Delaware
*Bay Pipeline, Inc.                               Texas

__________________
*  Valero Natural Gas Company ("VNGC") owns a 1% general partner
interest, and various    subsidiaries of Valero Energy
Corporation ("VEC") hold an approximate 47% limited    partner
interest, in Valero Natural Gas Partners, L.P. ("VNGP, LP").
VNGC owns a 1%    general partner interest and VNGP, LP owns a
99% limited partner interest in Valero    Management Partnership,
L.P. ("Management Partnership"). Management Partnership    owns a
99% limited partner interest, and various subsidiaries of VNGC
own a 1% general    partner interest, in Reata Industrial Gas,
L.P.; Rio Pipeline, L.P.; Rivercity Gas, L.P.;    Val Gas, L.P.;
Valero Gas Marketing, L.P.; V.H.C. Pipeline, L.P.; VLDC, L.P.;
Valero    Gathering, L.P.; Valero Hydrocarbons, L.P.; Valero
Industrial Gas, L.P.; Valero    Marketing, L.P. and Valero
Transmission, L.P.  VNGP, LP owns a 99% limited partner
interest, and a subsidiary of VEC owns a 1% general partner
interest, in West Texas    Transmission, L.P. and Valero Texas
Pipeline, L.P.  VNGP, LP owns all of the    outstanding capital
stock of Bay Pipeline, Inc.